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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-18251) of Larscom Incorporated of our report dated January 17, 1997, except for Note 9 which is as of March 24, 1997 appearing on page 23 of this Form 10-K.

/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP

San Jose, California
March 24, 1997